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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 5, 1998
                                 Date of Report
                        (Date of earliest event reported)


                                AMAZON.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                  000-22513                   91-1646860
(State or Other Jurisdiction   (Commission File No.)          (IRS Employer
      of Incorporation)                                     Identification No.)


                  1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (Address of principal executive offices, including zip code)

                                 (206) 622-2335
              (Registrant's telephone number, including area code)
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ITEM 5.     OTHER EVENTS

      On May 5, 1998, Amazon.com, Inc. announced that it had increased the size of its offering of 10% Senior Discount Notes due 2008 to approximately $326 million gross proceeds.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

            99.1      Press Release dated May 5, 1998 regarding the offering.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMAZON.COM, INC.


Dated: May 5, 1998               By /s/ Joy D. Covey
                                       ------------------------------
                                       Chief Financial Officer, Vice President,
                                       Finance and Administration, and Secretary


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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

      99.1       Press Release dated May 5, 1998 regarding the offering.


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